Exhibit 10.5
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     Amendment to Paragraph 2(a) of LabOne, Inc. Long Term Incentive Plan
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     (a) Committee:  The Plan shall be administered by a Committee (the
     Committee) consisting of two or more members of the Board of Directors of LabOne (the Board of Directors), each of whom (i) shall be an Outside Director of LabOne, (ii) shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities and Exchange
     Act of 1934, as amended from time to time (the 1934 Act) or any successor rule of similar import, and (iii) shall be selected from time to time by the Board of Directors.







































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